Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 – SUBSEQUENT EVENTS

On April 2, 2022, Zhuhai (Zibo) Investment entered into an investment agreement (the “Agreement”) with the following parties to form a joint venture, Sunrise Guizhou, dedicated to the production of high-grade lithium-ion power battery anode materials: Shanghai Huiyang Investment Co., Ltd. (“Huiyang”), Haicheng Shenhe Technology Co., Ltd. (“Shenhe”), Guizhou Yilong New Area Industrial Development Investment Co., Ltd. (“Yilong Investment”), Guizhou Guangyao Management Partnership (“Guangyao”),Hainan Fuhe Investment Management Partnership (“Fuhe”), and eight individuals who will be appointed to various management positions at Sunrise Guizhou.

The Agreement and related transactions were approved by SDH’s shareholders at an extraordinary general meeting of shareholders held on April 1, 2022.

Pursuant to the Agreement, Zhuhai (Zibo) Investment will own 51% equity interest in the Sunrise Guizhou, and Huiyang, Shenhe, Yilong Investment, Guangyao and Fuhe will own a stake of 12.50%, 12.50%, 4%, 10% and 5% in the Sunrise Guizhou, respectively. The eight individual shareholders of Sunrise Guizhou together will own an aggregated 5% equity interest in Sunrise Guizhou.

Sunrise Guizhou   was established in the New Materials Industrial Park of Yilong District, Xingyi City of Guizhou Province, with a total investment amount of up to RMB620 million ($98.13 million) and a total land area of approximately 266,800 square meters, for the production of high-grade lithium-iron power battery anode materials. Construction of the production facilities at the site is expected to be completed within 15 months after Sunrise Guizhou obtains regulatory approvals for the construction of the production facilities.